UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

Financial Industries Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	0-4690	74-2126975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard, Building I, Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number (including area code): (512) 404-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Our news release dated December 4, 2006, filed as Exhibit 99 to this report, is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

A copy of the press release dated December 4, 2006 is being filed and included herewith as Exhibit 99.1.

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Industries Corporation

By:	/s/ Michael P. Hydanus
Name:	Michael P. Hydanus
Title:	Interim President and Chief Executive Officer